SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 15, 2004

PHOENIX FOOTWEAR GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31309	15-0327010

(Commission File Number)	(IRS Employer Identification No.)

5759 Fleet Street, Suite 220, Carlsbad, California	92008

(Address of Principal Executive Offices)	(Zip Code)

(760) 602-9688

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT
Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3
EXHIBIT 99.4

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events.

     On June 15, 2004, Phoenix Footwear Group, Inc. (“Phoenix Footwear” “we”, “us” or “our”) entered into a definitive agreement to purchase all of the outstanding capital stock of Altama Delta Corporation (“Altama”), a designer, manufacturer and distributor of high performance combat and tactical boots for U.S. and foreign militaries, government agencies and the commercial sector. The consolidated financial statements of Altama as of September 27, 2003 and September 28, 2002 and for each of the three years in the period ended September 27, 2003, and the consolidated financial statements as of April 3, 2004 and September 27, 2003, and for each of the six month periods ended April 3, 2004 and March 29, 2003 are filed herewith. The unaudited condensed combined consolidated pro forma financial data filed herewith have been prepared to give effect to the proposed Altama acquisition as well as the acquisitions of H.S. Trask & Co. (“H.S. Trask”), and Royal Robbins, Inc., (“Royal Robbins”) in 2003.

     The unaudited interim financial statements of H.S. Trask and Royal Robbins as of and for the interim periods ending prior the acquisitions of those companies are also included herewith.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit No.	Description
23.1	Consent of Joseph Decosimo and Company, LLC

99.1	The following financial statements of Altama Delta Corporation, together with the report of Joseph Decosimo and Company, LLC thereon:

Report of Independent Accountants

Consolidated Balance Sheets as of September 27, 2003 and September 28, 2002

Consolidated Statements of Operations for the Years Ended September 27, 2003, September 28, 2002 and September 29, 2001

Consolidated Statement of Stockholders’ Equity for the Years Ended September 27, 2003, September 28, 2002 and September 29, 2001

Consolidated Statements of Cash Flows for the Years Ended September 27, 2003, September 28, 2002 and September 29, 2001

Notes to Consolidated Financial Statements

Consolidated Balance Sheets as of April 3, 2004 and September 27, 2003

Consolidated Statements of Income for the Six Months Ended April 3, 2004 and March 29, 2003

Consolidated Statements of Cash Flows for the Six Months Ended April 3, 2004 and March 29, 2003

Notes to Consolidated Financial Statements

99.2	Unaudited Condensed Combined Consolidated Pro Forma Financial Data for the Year Ended December 27, 2003, and as of and for the Three Months Ended March 27, 2004

99.3	The following financial statements of Royal Robbins, Inc.:

Balance Sheets as of August 31, 2003 and May 31, 2003

Statement of Income for the Quarters Ended August 31, 2003 and August 31, 2002

Statements of Cash Flows for the Quarters Ended August 31, 2003 and August 31, 2002

Notes to Financial Statements

99.4	The following financial statements of H.S. Trask & Co.:

Balance Sheets as of June 30, 2003 and December 31, 2002

Statements of Operations for the Six Months Ended June 30, 2003 and 2002

Statements of Cash Flows for the Six Months Ended June 30, 2003 and 2002

Notes to Financial Statements

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOENIX FOOTWEAR GROUP, INC.
Date: July 8, 2004	By:	/s/ Kenneth E. Wolf
Kenneth E. Wolf
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Joseph Decosimo and Company, LLC

99.1	The following financial statements of Altama Delta Corporation, together with the report of Joseph Decosimo and Company, LLC thereon:

Report of Independent Accountants

Consolidated Balance Sheets as of September 27, 2003 and September 28, 2002

Consolidated Statements of Operations for the Years Ended September 27, 2003, September 28, 2002 and September 29, 2001

Consolidated Statement of Stockholders’ Equity for the Years Ended September 27, 2003, September 28, 2002 and September 29, 2001

Consolidated Statements of Cash Flows for the Years Ended September 27, 2003, September 28, 2002 and September 29, 2001

Notes to Consolidated Financial Statements

Consolidated Balance Sheets as of April 3, 2004 and September 27, 2003

Consolidated Statements of Income for the Six Months Ended April 3, 2004 and March 29, 2003

Consolidated Statements of Cash Flows for the Six Months Ended April 3, 2004 and March 29, 2003

Notes to Consolidated Financial Statements

99.2	Unaudited Condensed Combined Consolidated Pro Forma Financial Data for the Year Ended December 27, 2003, and as of and for the Three Months Ended March 27, 2004

99.3	The following financial statements of Royal Robbins, Inc.:

Balance Sheets as of August 31, 2003 and May 31, 2003

Statement of Income for the Quarters Ended August 31, 2003 and August 31, 2002

Statements of Cash Flows for the Quarters Ended August 31, 2003 and August 31, 2002

Notes to Financial Statements

99.4	The following financial statements of H.S. Trask & Co.:

Balance Sheets as of June 30, 2003 and December 31, 2002

Statements of Operations for the Six Months Ended June 30, 2003 and 2002

Statements of Cash Flows for the Six Months Ended June 30, 2003 and 2002

Notes to Financial Statements